SUPPLEMENT DATED NOVEMBER 9, 2021 TO

THE FOLLOWING PROSPECTUSES

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2136

DATED JULY 6, 2021

Emerging Markets Dividend Strategy Portfolio, Series 38

File No. 333-256418

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2152

DATED AUGUST 27, 2021

Total Income Portfolio, Series 26

File No. 333-257672

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2159

DATED SEPTEMBER 30, 2021

Global Balanced Income Builder Portfolio, Series 18

File No. 333-258119

Notwithstanding anything to the contrary in the Prospectuses, shares of Vedanta Limited (ticker: VEDL) have been removed from the above listed Trusts’ portfolios for certain reasons set forth under “Changing Your Portfolio” in the Prospectuses.

The number of shares of the remaining securities held by the Trusts and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as a Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your applicable Trust’s Prospectus for additional information.

Please keep for future reference.